Registration No. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS GROWTH AND VALUE FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Copy To:
David Stephens, Esq.
c/o Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          It is proposed that this filing will become effective on January 17, 2005 pursuant to Rule 488.

          An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS GROWTH AND VALUE FUNDS, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information about the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information about the Reorganization; Additional Information about the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information about the Reorganization; Additional Information about the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Growth and Value Funds, Inc. dated January 1, 2004(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Dreyfus Growth and Value Funds, Inc. dated January 1, 2004(1)

Item 14.	Financial Statements	Annual Reports of Dreyfus Premier Strategic Value Fund and Dreyfus Large Company Value Fund, each a series of the Registrant, dated August 31, 2004(2); Semi-Annual Reports dated February 29, 2004(3); Pro Formas

     PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

(1)	Incorporated herein by reference to Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A, filed December 23, 2003 (File No. 33-51061).

(2)	Incorporated herein by reference to the Annual Reports filed by Dreyfus Premier Strategic Value Fund and Dreyfus Large Company Value Fund, each a series of Dreyfus Growth and Value Funds, Inc., filed October 29, 2004 (File No. 811-07123).

(3)	Incorporated herein by reference to the Semi-Annual Reports filed by Dreyfus Premier Strategic Value Fund and Dreyfus Large Company Value Fund, each a series of Dreyfus Growth and Value Funds, Inc., filed April 27, 2004 (File No. 811-07123).

DREYFUS LARGE COMPANY VALUE FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus Large Company Value Fund (the "Fund"), you are being asked to vote on a Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. If the Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar management policies as the Fund. The Fund and the Acquiring Fund are series of Dreyfus Growth and Value Funds, Inc. (the "Company").

          The Dreyfus Corporation ("Dreyfus"), the Fund's and Acquiring Fund's investment adviser, has reviewed all of the equity and bond funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. The Fund is one of the funds that Dreyfus recommended, and the Company's Board of Directors approved, be consolidated with another fund in the Dreyfus Family of Funds. The Acquiring Fund, like the Fund, seeks capital appreciation by investing primarily in value stocks. The Company's Board believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund with a better performance record. Dreyfus believes that the reorganization could promote more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

          After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Directors believe that the proposal set forth in the enclosed notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote FOR the proposal.

          Remember, your vote is extremely important, no matter how large or small your Fund holdings. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Stephen E. Canter President

January __, 2005

TRANSFER OF THE ASSETS OF
DREYFUS LARGE COMPANY VALUE FUND
TO AND IN EXCHANGE FOR CLASS A SHARES OF
DREYFUS PREMIER STRATEGIC VALUE FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS LARGE COMPANY VALUE FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), another series of Dreyfus Growth and Value Funds, Inc. (the "Company"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about April 18, 2005 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Large Company Value Fund (the "Fund"). The Fund will then cease operations. You will receive Class A shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has more assets and a better performance record than the Fund, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Both the Fund and the Acquiring Fund seek capital appreciation. To pursue this goal, the Acquiring Fund and Fund each normally invest at least 80% of their respective assets in stocks. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. The Fund and the Acquiring Fund each focus on value stocks. The funds' stock investments may include common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings. The Fund normally invests at least 80% of its assets in the stocks of large companies, typically those with market capitalizations in excess of $5 billion at the time of purchase. The Acquiring Fund typically invests a greater portion of its assets in mid-cap and small-cap stocks than the Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization.

WILL I BE OFFERED THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder(R), Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege are available to shareholders of the Acquiring Fund, but you may have to update the new account information with your payroll department or government agency.You also may continue to purchase and sell Class A shares of the Acquiring Fund online through the Dreyfus.com website.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE?

No. Under its agreement with Dreyfus, the Fund and Acquiring Fund each pay Dreyfus a management fee at the annual rate of 0.75% of the value of the respective fund's average daily net assets.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE PROPOSED REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization nor will you be subject to a sales charge on any additional investments you make in Class A shares of the Acquiring Fund, or a redemption fee or CDSC upon the redemption of such shares, for as long as your account is open.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Board of Directors has determined that reorganizing the Fund into the Acquiring Fund, which has the same investment objective and substantially similar investment policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger fund with a better performance record. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Board of Directors believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

• • • •	By mail, with the enclosed proxy card and postage-paid envelope;
By telephone, with a toll-free call to the number listed on your proxy card;
Through the Internet, at the website address listed on your proxy card; or
In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS LARGE COMPANY VALUE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Large Company Value Fund (the "Fund"), a series of Dreyfus Growth and Value Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, April 7, 2005, at 10:00 a.m., for the following purposes:

1.	To approve a Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), another series of the Company, in exchange for the Acquiring Fund's Class A shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 26, 2005 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Michael A. Rosenberg Secretary

New York, New York
January __, 2005

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS LARGE COMPANY VALUE FUND
(A Series of Dreyfus Growth and Value Funds, Inc.)

To and in Exchange for Class A Shares of

DREYFUS PREMIER STRATEGIC VALUE FUND
(A Series of Dreyfus Growth and Value Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
January __, 2005

Special Meeting of Shareholders
To Be Held on Thursday, April 7, 2005

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Growth and Value Funds, Inc. (the "Company") on behalf of Dreyfus Large Company Value Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, April 7, 2005, at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 26, 2005 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), another series of the Company, in exchange for the Acquiring Fund's Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund Class A shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class A shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated January __, 2005 relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have the same investment objective and substantially similar investment management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated January 1, 2005 and Annual Report for its fiscal year ended August 31, 2004 (including its audited financial statements for the fiscal year) each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, and its Annual Report for the fiscal year ended August 31, 2004, please call 1-800-645-6561, visit the Dreyfus.com website or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of November 30, 2004, there were 3,122,741 Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about February 3, 2005.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Plan of Reorganization

Exhibit B: Form of Articles of Amendment	A-1 B-1

APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER
OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A (the "Plan").

           Proposed Transaction. The Company's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company (the "Independent Directors"), has unanimously approved the Plan. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund Class A shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will be terminated as a series of the Company and cease operations.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization, nor will shareholders be subject to a sales charge on any additional investments made in Class A shares of the Acquiring Fund, or a redemption fee or CDSC upon the redemption of such shares, for as long as the account is open.

           The Company's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Company will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have the same investment goals and substantially similar investment approaches. The Fund and the Acquiring Fund each seek capital appreciation. These investment objectives are fundamental policies which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

           To pursue its goal, the Fund normally invests at least 80% of its assets in stocks of large companies, which the Fund defines as companies with market capitalizations in excess of $5 billion at the time of purchase. To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in stocks. The Acquiring Fund typically invests a greater portion of its assets in mid-cap and small-cap stocks than the Fund. Each fund focuses on value stocks. The funds' stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings. Although the funds invest mainly in stocks of U.S. issuers, the Acquiring Fund may invest up to 30% of its assets in foreign securities, while the Fund has no express limitation on its investment in foreign securities.

           The portfolio manager for the Acquiring Fund identifies potential investments through extensive quantitative and fundamental research. The Acquiring Fund will focus on individual stock selection (a "bottom-up approach"), emphasizing three key factors:

•	value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

•	business health, or overall efficiency and profitability as measured by return on assets and return on equity

•	business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or a spin-off) that will trigger a price increase near term to midterm

           In choosing stocks, the Fund also employs a "bottom-up" approach, primarily focusing on large companies with strong positions in their industries and a catalyst that can trigger a price increase. The portfolio managers use fundamental analysis to create a broadly diversified value portfolio, normally with a weighted average p/e ratio less than or equal to that of the Standard & Poor's® 500 Composite Stock Price Index ("S&P 500") and a long-term projected earnings growth rate greater than or equal to that of the S&P 500. The portfolio managers for the Fund select stocks based on:

• • •	value, or how a stock is priced relative to its perceived intrinsic worth growth, in this case the sustainability or growth of earnings or cash flow financial profile, which measures the financial health of the company

           The Acquiring Fund typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Acquiring Fund also may sell stocks when the portfolio manager's evaluation of a sector has changed. Similarly, the Fund typically sells a stock when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

           Each fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The funds also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. At times, the Acquiring Fund may engage in other hedging techniques, overweighting industry and security positions, and investing in small companies, high-yield debt securities and private placements.

           The Fund is permitted to engage in leverage, such as borrowing money to purchase securities. The Acquiring Fund is not permitted to engage in such leverage.

           The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Acquiring Fund's or the Fund's total assets.

           The Acquiring Fund, like the Fund, is diversified, which means that with respect to 75% of its total assets, it will not invest more than 5% of its assets in the securities of any single issuer or hold more than 10% of the outstanding voting securities of a single issuer.

           For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Company and Funds" in the Company's Statement of Additional Information.

           Main Risks. Because each fund has the same investment objective and substantially similar investment policies and restrictions, the principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Value stock risk. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, a fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

•	Market sector risk. Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Foreign investment risk. To the extent the Fund or the Acquiring Fund invests in foreign securities, the respective fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•	Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the relevant fund's volatility.

•	IPO risk. Each fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•	Derivatives risk. The Fund and the Acquiring Fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with such fund's other investments.

•	Short sale risk. The Fund and the Acquiring Fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•	Leveraging risk. (Fund only) To the extent the Fund uses leverage, such as borrowing money to purchase securities or engaging in reverse repurchase agreements, its gains or losses will be magnified.

           The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           At times, the Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, it might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           See "Main Risks" in the relevant Prospectus and "Description of the Company and Funds" in the Company's Statement of Additional Information for a more complete description of investment risks.

           Redemption Fee. Shares of the Fund are subject to a 1.00% redemption fee payable to the Fund on redemptions or exchanges of Fund shares owned for less than 30 days. The Acquiring Fund does not impose a redemption fee on redemptions or exchanges of its Class A shares.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of October 31, 2004. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of October 31, 2004, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

           Annual Fund Operating Expenses
          (expenses paid from fund assets)
          (percentage of average daily net assets):

                                                                   Pro Forma After
                                                                    Reorganization
                                               Acquiring Fund       Acquiring Fund
                                   Fund           Class A            Class A
                                 ----------    --------------      ---------------
  Management fees                  0.75%          0.75%                0.75%
  Rule 12b-1 fee                   none            none                 none
  Shareholder services fee         0.25%          0.25%                0.25%
  Other expenses                   0.30%          0.29%                0.26%
  --------------                 --------       -----------        -----------
  Total                            1.30%          1.29%                1.26%

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

----------------------------------------------------------------------------------------
                                     1 Year       3 Years     5 Years        10 Years
----------------------------------------------------------------------------------------
Fund shares                          $132         $412        $713           $1,568

Acquiring Fund Class A shares        $131         $409        $708           $1,556

Acquiring Fund Class A Shares        $128         $400        $692           $1,523
Pro Forma After Reorganization

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Fund shows the changes in the performance of the Fund's shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year. The table for the Acquiring Fund and the table for the Fund compares the average annual total returns of the Acquiring Fund's Class A shares and the Fund's shares, respectively, to those of the Russell 1000 Value Index, a broad measure of value stock performance. Sales loads are not reflected in the chart or the table for Acquiring Fund Class A shares; if they were, the returns shown would have been lower. Fund shares are not subject to a sales charge. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results.

           After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+38.91	+21.55	+9.98	+8.14	+21.39	-2.50	-26.81	+43.54

'94	'95	'96	'97	'98	'99	'00	'01	'02	'03

Best Quarter: Worst Quarter:	Q2 '03 Q3 '02	+19.26% -23.95%

The year-to-date total return for Class A shares of the Acquiring Fund as of 9/30/04 was 3.95%.

Acquiring Fund—Class A Shares (without sales charge)
Average annual total returns as of 12/31/03

                                                                     Since
                                                                   inception
                                  1 Year          5 Years          (9/29/95)
----------------------------- --------------- ----------------- ----------------
Class A
returns before taxes             43.54%           6.10%            15.38%
                              --------------------------------------------------
Class A
after taxes on
distributions                    43.54%           4.23%            13.17%
                              --------------------------------------------------
Class A
returns after taxes on
distributions and sale of
fund shares                      28.30%           4.23%            12.41%
                              --------------------------------------------------
Russell 1000
Value®Index
reflects no deduction for
fees, expenses or taxes          30.03%           3.56%            11.28%*
                              --------------------------------------------------

_____________
* For comparative purposes, the value of the index on 9/30/95 is used as the beginning value on 9/29/95.

Fund Shares
Year-by-year total returns as of 12/31 each year (%)

-1.01	+43.05	+31.41	+15.99	+13.77	+6.53	+5.39	-8.37	-17.55	+26.03

'94	'95	'96	'97	'98	'99	'00	'01	'02	'03

Best Quarter: Worst Quarter:	Q2 '03 Q3 '02	+17.50% -18.02%

The Fund's year-to-date total return as of 9/30/04 was 1.97%.

Fund Shares
Average annual total returns as of 12/31/03

                                    1 Year         5 Years         10 Years
-----------------------------------------------------------------------------
Fund
returns before taxes                26.03%          1.35%           10.13%

Fund
returns after taxes
on distributions                    25.89%         -0.10%            8.27%

Fund
returns after taxes
on distributions and
sale of fund shares                 17.10%          0.49%            7.88%

Russell 1000 Value(R)Index
reflects no deduction for
fees, expenses or taxes             30.03%          3.56%           11.88%

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $156 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company with approximately $3.7 trillion of assets under management, administration or custody, including approximately $670 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

           Primary Portfolio Managers. Brian C. Ferguson has been the Acquiring Fund's primary portfolio manager since September 2003. Mr. Ferguson serves as Chairman of the Large Cap Value Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.

           TBCAM's Large Cap Value Team has managed the Fund since October 5, 2004.

           Board Members. The Acquiring Fund and the Fund are each series of the Company. For a description of the Company's Directors, see the Company's Statement of Additional Information.

           Capitalization. The Fund has classified its shares into one class and the Acquiring Fund has classified its shares into five classes - Class A, Class B, Class C, Class R and Class T. Because the Fund offers one share class, there will be no exchange for Class B, Class C, Class R or Class T shares of the Acquiring Fund. The following table sets forth as of November 30, 2004 (1) the capitalization of the Fund's shares, (2) the capitalization of Class A shares of the Acquiring Fund and (3) the pro forma capitalization of Class A shares of the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                       Pro Forma After
                                                                        Reorganization
                                                    Acquiring Fund      Acquiring Fund
                                      Fund              Class A            Class A
                                ---------------     ---------------    ---------------
  Total net assets                $63,319,391        $124,748,426        $188,067,817
  Net asset value per share          $20.28             $27.53              $27.53
  Shares outstanding               3,122,741           4,531,780           6,831,794

           The Acquiring Fund's total net assets (Class A, Class B, Class C, Class R and Class T) as of November 30, 2004 were approximately $141.3 million. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar. See "Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the Company's Statement of Additional Information for a discussion of purchase procedures.

           Shareholder Services Plan. Class A shares of the Acquiring Fund and Fund shares are subject to a Shareholder Services Plan pursuant to which each fund pays Dreyfus Service Corporation, its distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of its shares for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the Company's Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar, except that the Fund imposes a 1.00% redemption fee on the sale of Fund shares held less than 30 days. Class A shares of the Acquiring Fund are not subject to a redemption fee. See "Selling Shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the Company's Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders any dividends or distributions annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the Company's Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

           After reviewing the equity and bond funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies, Dreyfus recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Company have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund with a better performance record, without diluting such shareholders' interests. The funds have the same investment goal and substantially similar investment policies. As of November 30, 2004, the Fund had net assets of approximately $63.3 million and the Acquiring Fund had net assets of approximately $141.3 million. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio and the benefits of economies of scale. In addition, the elimination of duplicative operations should enable the combined fund to be serviced and/or marketed more efficiently.

           The Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           In determining whether to recommend approval of the Reorganization, the Company's Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

           For the reasons described above, the Company's Board, including the Independent Directors, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on April 18, 2005 or such other date as the Company determines (the "Closing Date"). The number of Acquiring Fund Class A shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Class A shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Shareholder Guide—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Company's Statement of Additional Information.

           On or prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or prior to the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

           As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class A shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the Fund's shareholders of record. Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the transfer agent of the Acquiring Fund.

           The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company on behalf of each fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares.

           The total expenses of the Reorganization are expected to be approximately $72,300, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company's Board. The cost of such outside firm solicitation, which will be borne by Dreyfus, is estimated to be approximately $________.

           If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Approval of Articles of Amendment. In connection with the Reorganization, effective as of the Closing Date, the Company will amend its Charter (by filing with the State Department of Assessments and Taxation of Maryland Articles of Amendment in the form approved by the Board, a copy of which is attached hereto as Exhibit B) to: (a) reclassify all of the issued and outstanding shares of the Fund into such number of issued and outstanding Class A shares of the Acquiring Fund as is determined in the manner described above on the Closing Date and (b) reclassify all of the authorized but unissued shares of the Fund into authorized but unissued shares of Class A shares of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the Articles of Amendment.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Company will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and the Acquiring Fund, to the effect that, on the basis of the then-existing provisions of the Code, Treasury regulations issued thereunder, then-current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Class A shares to Fund shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class A shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the Closing Date); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           The Company has not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

           As of the Fund's fiscal year ended August 31, 2004, the Fund has an unused capital loss carryforward of approximately $3.1 million. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

           The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Company's Charter, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY'S BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

           ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund and the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Prospectus of the Acquiring Fund and the Prospectus of the Fund, respectively, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-51061).

           Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and the directors of certain Dreyfus funds and the Dreyfus Founders funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004. While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm will be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of one-third of the Fund's outstanding shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

           As of December 3, 2004, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Fund:

                                                               Percentage of
                                                            Outstanding Shares
                                                 ---------------------------------------
                                                                            After
                                                        Before           Reorganization
        Name and Address                            Reorganization         (Class A)
        ----------------                         -------------------- -----------------

        Charles Schwab & Co. Inc.                       11.36%               3.82%
        Reinvest Account
        101 Montgomery Street
        San Francisco, CA 94104
                                                         8.64%               2.90%
        Citigroup Global Markets Inc.
        333 West 34th Street
        New York, NY 10001
                                                         5.45%               1.83%
        Pershing LLC
        Pershing Division--Transfer Dept.
        P.O. Box 2052
        7th Floor
        Jersey City, NJ 07303

           As of December 3, 2004, the following were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated class of the Acquiring Fund:

Class A                                                Percentage of Outstanding Shares
-------                                                --------------------------------
Name and Address                                 Before Reorganization       After Reorganization
----------------                                 ---------------------       --------------------
Charles Schwab & Co., Inc.                              11.98%                       6.06%
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

Great West Life                                          9.69%                       4.91%
Attn: Mutual Fund Trading
3515 E. Orchard Road
Englewood, CO 80111

Orchard Trust Company LLC                                7.99%                       4.04%
Attn: Mutual Fund Trading
8515 E. Orchard Road
Englewood, CO 80111

Pershing LLC                                             6.65%                       3.37%
Pershing Division--Transfer Dept.
P.O. Box 2052
7th Floor
Jersey City, NJ 07303

Class B                                                Percentage of Outstanding Shares
-------                                                --------------------------------
Name and Address                                 Before Reorganization       After Reorganization
----------------                                 ---------------------       --------------------
Pershing LLC                                            15.80%                       9.36%
Pershing Division--Transfer Dept.
P.O. Box 2052
7th Floor
Jersey City, NJ 07303

National Financial Services                             7.84%                        4.64%
82 Devonshire Street
Boston, MA 02109

Merrill Lynch, Pierce, Fenner & Smith                   7.25%                        4.30%
4800 Deer Lake Drive East
3rd Floor
Jacksonville, FL 32246

Fiserv Securities Inc.                                  5.96%                        3.53%
2005 Market Street
Suite 1200
Philadelphia, PA 19103

Class C                                                Percentage of Outstanding Shares
-------                                                --------------------------------
Name and Address                                 Before Reorganization       After Reorganization
----------------                                 ---------------------       --------------------
Pershing LLC                                            23.72%                      19.52%
Pershing Division--Transfer Dept.
P.O. Box 2052
7th Floor
Jersey City, NJ 07303

Merrill Lynch, Pierce, Fenner & Smith                   7.51%                        6.18%
4800 Deer Lake Drive East
3rd Floor
Jacksonville, FL 32246

Citigroup Global Markets Inc.                           6.30%                        5.19%
333 West 34th Street--3rd Floor
New York, NY 10001

Class R                                                Percentage of Outstanding Shares
-------                                                --------------------------------
Name and Address                                 Before Reorganization       After Reorganization
----------------                                 ---------------------       --------------------
First Clearing LLC                                      44.77%                      39.53%
10750 Wheat First Drive
Glen Allen, VA 23060

State Street Corporation, Custodian                     29.60%                      26.14%
FBO Chicago Partners LLC
801 Pennsylvania Avenue
Kansas City, MO 64105

Dreyfus Trust Company, Custodian                        17.81%                      15.72%
FBO Andrea Marcouicci
Under SEP IRA Plan
c/o Gorsky & Finder
185 Engle Street
Englewood, NJ 07631

Dreyfus Trust Company, Custodian                        5.18%                        4.58%
FBO Sheldon E. Kempler
Under Profit Sharing Plan
5 Linda Lane
Westport, CT 06680

Class T                                                Percentage of Outstanding Shares
-------                                                --------------------------------
Name and Address                                 Before Reorganization       After Reorganization
----------------                                 ---------------------       --------------------
AG Edwards & Sons, Inc.                                 35.89%                      23.56%
P.O. Box 795068
St. Louis, MO 63179

First Clearing LLC                                      24.85%                      16.32%
10750 Wheat First Drive
Glen Allen, VA 23060

Citigroup Global Markets Inc.                           11.50%                       7.55%
333 West 34th Street--3rd Floor
New York, NY 10001

RBC Dain Rauscher Corp.                                 8.12%                        5.33%
510 Marquette Avenue
Minneapolis, MN 55402

           As of December 3, 2004, Board members and officers of the Company, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund and the Acquiring Fund for the fiscal year ended August 31, 2004 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the Fund's and Acquiring Fund' s independent registered public accounting firm, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Company's Directors are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

PLAN OF REORGANIZATION

           PLAN OF REORGANIZATION dated as of December 14, 2004 (the "Plan"), adopted with respect to DREYFUS LARGE COMPANY VALUE FUND (the "Fund") and DREYFUS PREMIER STRATEGIC VALUE FUND (the "Acquiring Fund"), each a series of DREYFUS GROWTH AND VALUE FUNDS, INC., a Maryland corporation (the "Company").

           This Plan is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the "Reorganization").

           The Fund and the Acquiring Fund are each diversified series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest.

           Both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and the Company's Board of Directors (the "Board") has determined that the Reorganization is in the best interests of each Fund and its shareholders and that the interests of each Fund's existing shareholders will not be diluted as a result of the Reorganization.

           1.      THE REORGANIZATION.

           1.1      Subject to the terms and conditions contained herein, the Fund shall assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund, in exchange therefor, shall (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date, provided for in paragraph 3.1 (the "Closing Date"). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2      The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3      Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4      The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5      As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

           1.6       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. The Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7      Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8      Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

           2.      VALUATION.

           2.1      The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Company's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.2      The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.3      The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets attributable to the Fund, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

           2.4      All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

           3.      CLOSING AND CLOSING DATE.

           3.1      The Closing Date shall be April 18, 2005, or such other date as the Company may determine. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the Company may determine.

           3.2      The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

           3.3      If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4       The transfer agent for the Fund shall deliver to the Company's Secretary at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund, and shall deliver thereto at the Closing a certificate as to the opening of accounts in the Fund Shareholders' names on the Acquiring Fund's books.

           4.      CONDITIONS PRECEDENT.

           4.1      The Company's obligation to implement this Plan on the Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

                (a)      The Fund is a duly established and designated series of the Company, and the Company is duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Plan.

                (b)      The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)      The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)      The Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

                (e)      The Fund has no material contracts or other commitments outstanding (other than this Plan) which will be terminated with liability to it on or prior to the Closing Date.

                (f)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (g)      The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended August 31, 2004 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles, and such statements fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                (h)      Since August 31, 2004, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 1.2.

                (i)      At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (j)      For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (k)      All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                (l)      On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                (m)      This Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board and, subject to the approval of the Fund's shareholders, this Plan will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (n)      The proxy statement of the Company, on behalf of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.4, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2      The Company's obligation to implement this Plan on the Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

                (a)      The Acquiring Fund is a duly established and designated series of the Company, and the Company is duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Plan.

                (b)      The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)      The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)      The Acquiring Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                (e)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (f)      The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended August 31, 2004 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles, and such statements fairly reflect the financial condition of the Acquiring Fund as of such dates.

                (g)      Since August 31, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed in writing to the Fund.

                (h)      At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (i)      For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and it will meet such requirements for the taxable year in which the Closing occurs.

                (j)      All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (k)      This Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board and, subject to the approval of the Fund's shareholders, this Plan will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (l)      The Proxy Statement included in the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                (m)      No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                (n)      The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                (o)      The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

           5.      COVENANTS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

           5.1      The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2      The Company will call a meeting of the Fund's shareholders to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3      Subject to the provisions of this Plan, the Company will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

           5.4      The Company will prepare a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Company (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Plan.

           5.5      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           6.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY.

           If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the Company shall, at its option, not be required to consummate the transactions contemplated by this Plan.

           6.1      This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

           6.2      On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

           6.3      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that the Company may waive any of such conditions.

           6.4      The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Company, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           6.5      The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

           6.6      The Company shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that, based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

                (a)      The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           7.      TERMINATION AND AMENDMENT OF PLAN; EXPENSES.

           7.1      This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

           7.2      If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Company, as the case may be, in respect of this Plan.

           7.3      The Board may amend, modify or supplement this Plan in any manner at any time before the meeting of the Fund's shareholders referred to in paragraph 5.2.

           7.4      Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

           8.      WAIVER.

           At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

           9.      MISCELLANEOUS.

           9.1      This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization of this Plan by the Company shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

           9.2      This Plan shall bind and inure to the benefit of the Company and its successors and assigns. The Company's obligations under this Plan are not binding on or enforceable against any series of the Company other than the Fund and the Acquiring Fund (each a "Reorganizing Series") but are only binding on and enforceable against the Reorganizing Series' respective property. The Company, in asserting any rights or claims on behalf of either Reorganizing Series under this Plan, shall look only to property of the other Reorganizing Series in settlement of such rights or claims. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Company and its successors and assigns, any rights or remedies under or by reason of this Plan.

EXHIBIT B

FORM OF
ARTICLES OF AMENDMENT

           DREYFUS GROWTH AND VALUE FUNDS, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

           FIRST:           The charter of the Corporation is hereby amended by reclassifying and changing all of the shares of Common Stock of its Dreyfus Large Company Value Fund series ("Value Fund") to Class A shares of Common Stock of its Dreyfus Premier Strategic Value Fund series ("Strategic Fund"), on terms set forth herein.

           SECOND:           Upon effectiveness of these Articles of Amendment:

(a) All of the assets and liabilities belonging to the Value Fund and attributable to its shares shall be conveyed, transferred and delivered to the Strategic Fund and shall thereupon become and be assets and liabilities belonging to the Strategic Fund and attributable to its Class A shares, respectively.

(b) Each of the issued and outstanding shares (and fractions thereof) of the Value Fund will automatically, and without the need of any further act or deed, be reclassified and changed to full and fractional issued and outstanding Class A shares of the Strategic Fund in such number of such shares as shall be determined by dividing the net asset value of a share of the Value Fund by the net asset value of a Class A share of the Strategic Fund, all determined as of the effective time of these Articles of Amendment.

(c) Each unissued share (or fraction thereof) of the Value Fund will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued Class A shares (or fractions thereof) of the Strategic Fund as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued Class A shares of the Strategic Fund being increased by 100 million Class A shares, less the number of respective issued and outstanding Class A shares of the Strategic Fund resulting from paragraph (b) above.

(d) Open accounts on the share records of the Strategic Fund shall be established representing the appropriate number of shares of stock owned by the former holders of shares of the Value Fund.

           THIRD:           This amendment does not increase the authorized capital stock of the Corporation or the aggregate par value thereof and does not amend the description of any class of stock as set forth in the Charter. The amendment reclassifies and changes the 100,000,000 previously authorized shares of the Value Fund to 100,000,000 additional authorized Class A shares of the Strategic Fund.

           FOURTH:           Outstanding certificates representing issued and outstanding shares of the Value Fund immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number, calculated as set forth above, of Class A shares of the Strategic Fund. Certificates representing shares of the Strategic Fund resulting from the aforesaid change and reclassification need not be issued until certificates representing the shares of the Value Fund so changed and reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer.

           FIFTH:           This amendment has been duly authorized and declared advisable by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

           SIXTH:           These Articles of Amendment shall be effective as of 5:00 p.m., April __, 2005.

           The Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief the matters and facts set forth in these Articles with respect to the authorization and approval of the amendment of the Corporation's charter are true in all material respects, and that this statement is made under the penalties of perjury.

           IN WITNESS WHEREOF, Dreyfus Growth and Value Funds, Inc. has caused this instrument to be signed in its name and on its behalf by its Vice President, and witnessed by its Secretary, on April __, 2005.

DREYFUS GROWTH AND VALUE FUNDS, INC. By: Mark N. Jacobs Vice President

WITNESS:

_______________
Michael A. Rosenberg
Secretary

DREYFUS LARGE COMPANY VALUE FUND

           The undersigned shareholder of Dreyfus Large Company Value Fund (the "Fund"), a series of Dreyfus Growth and Value Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on January 26, 2005, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m., on Thursday, April 7, 2005, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve a Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), another series of the Company, in exchange for the Acquiring Fund's Class A shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders in liquidation of the Fund, after which the Fund will cease operations and be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THREE EASY WAYS TO VOTE YOUR PROXY

1. 2. 3.	TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.

INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

           If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ ______________________ Signature(s) ______________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

January __, 2005

Acquisition of the Assets of

DREYFUS LARGE COMPANY VALUE FUND
(A series of Dreyfus Growth and Value Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-645-6561

By and in Exchange for Class A Shares of

DREYFUS PREMIER STRATEGIC VALUE FUND
(A series of Dreyfus Growth and Value Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January __, 2005 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Large Company Value Fund (the "Fund"), a series of Dreyfus Growth and Value Funds, Inc. (the "Company"), in exchange for Class A shares of Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), also a series of the Company. The transfer is to occur pursuant to a Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Company's Statement of Additional Information dated January 1, 2005.

2.	The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2004.

3.	The Fund's Annual Report for the fiscal year ended August 31, 2004.

4.	Pro forma financials for the combined Fund and Acquiring Fund as of November 30, 2004.

           The Company's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated January __, 2005 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Company's Statement of Additional Information dated January 1, 2005 is incorporated herein by reference to the Company's Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A, to be filed on or about December 23, 2004 (File No. 33-51061). The financial statements of the Acquiring Fund and the Fund are incorporated herein by reference to their respective Annual Reports for their fiscal years ended August 31, 2004, filed October 29, 2004.

PRO FORMA FINANCIALS

Dreyfus Premier Strategic Value Fund
Pro Forma Statement of Assets and Liabilities (Unaudited)

November 30, 2004

                                                                                                                     Dreyfus
                                                                                                                 Premier Strategic
                                                                                                                   Value Fund
                                                                                    Dreyfus                        Pro Forma
                                                            Dreyfus Large       Premier Strategic                   Combined
                                                          Company Value Fund      Value Fund        Adjustments     (Note 1)
                                                        ----------------------  -----------------   -----------  ------------------
ASSETS:      Investments in securities, at value -
               See Statement of Investments *
             Unaffiliated issuers                        $   62,947,103          $  139,992,828                   $  202,939,931
             Affiliated issuers                                 904,800               4,103,800                        5,008,600
             Cash                                                74,984                 338,293                          413,277
             Dividends and interest receivable                  177,525                 346,394                          523,919
             Receivable for investment securities sold          567,031               1,388,245                        1,955,276
             Receivable for shares of Capital Stock
              subscribed                                          9,732                 109,378                          119,110
             Prepaid expenses                                     8,053                  30,441                           38,494
                                                        ----------------------  -----------------   -----------  ------------------
                  Total Assets                               64,689,228             146,309,379                      210,998,607
                                                        ----------------------  -----------------   -----------  ------------------

LIABILITIES: Due to the Dreyfus Corporation and
               affiliates                                        62,591          $  140,062.00                           202,653
             Liability for securities on loan                   904,800              4,103,800                         5,008,600
             Payable for investment
              securities purchased                              242,394                536,345                           778,739
             Payable for shares of Beneficial
              Interest redeemed                                 112,151                 72,565                           184,716
             Accrued expenses and other liabilities              47,901                159,449                           207,350
                                                        ----------------------  -----------------   -----------  ------------------

                  Total Liabilities                           1,369,837              5,012,221                         6,382,058
                                                        ----------------------  -----------------   -----------  ------------------

NET ASSETS                                                $  63,319,391          $ 141,297,158                     $ 204,616,549
                                                        ======================  =================   ===========  ==================

REPRESENTED
  BY:        Paid-in capital                              $  51,323,684          $ 126,807,139                     $ 178,130,823
             Accumulated undistributed investment
               income-net                                       659,565                195,379                           854,944
             Accumulated net realized gain (loss)
               on investments                                 1,721,107             (4,353,535)                       (2,632,428)
             Accumulated net unrealized appreciation
               (depreciation) on investments                  9,615,035             18,648,175                        28,263,210
                                                        ----------------------  -----------------   -----------  ------------------

NET ASSETS                                                $  63,319,391          $ 141,297,158                     $ 204,616,549
                                                        ======================  =================   ===========  ==================

Shares of  Common Stock outstanding (500 million
   shares of $.001 par value authorized):
Dreyfus Large Company Value Fund                              3,122,741                             (3,122,741)**        -
                                                        =======================                                  ==================

Shares of  Common Stock outstanding (500 million
   shares of $.001 par value authorized):
Dreyfus Premier Strategic Value Fund
     Class A Shares                                                                  4,531,780       2,300,014**       6,831,794
                                                                                =================                ==================
     Class B Shares                                                                    391,951                           391,951
                                                                                =================                ==================
     Class C Shares                                                                    207,198                           207,198
                                                                                =================                ==================
     Class R Shares                                                                      6,843                             6,843
                                                                                =================                ==================
     Class T Shares                                                                      9,442                             9,442
                                                                                =================                ==================

NET ASSET VALUE per share-Note 3:
Dreyfus Large Company Value Fund
  ($63,319,391 / 3,122,741 shares)                        $       20.28
                                                        =======================

NET ASSET VALUE per share-Note 3:
Dreyfus Premier Strategic Value Fund
  Class A Shares
   ($124,748,426 / 4,531,780 shares)                                            $    27.53
                                                                                ==========
  Class B Shares
   ($10,533,098 / 391,951 shares)                                               $    26.87
                                                                                ==========
  Class C Shares
   ($5,571,972 / 207,198 shares)                                                $    26.89
                                                                                ==========
  Class R Shares
   ($188,078 / 6,843 shares)                                                    $    27.48
                                                                                ==========
  Class T Shares
   ($255,584 / 9,442 shares)                                                    $    27.07
                                                                                ==========

NET ASSET VALUE per share-Note 3:
Dreyfus Premier Strategic Value Fund
Pro forma Combined- Class A Shares
    ($188,067,817 / 6,831,794 shares)**                                                                             $      27.53
                                                                                                                    ===============

Pro forma Combined- Class B Shares
    ($10,533,098 / 391,951 shares)                                                                                  $      26.87
                                                                                                                    ===============

Pro forma Combined- Class C Shares
    ($5,571,972 / 207,198 shares)                                                                                   $      26.89
                                                                                                                    ===============

Pro forma Combined- Class R Shares
    ($188,078 / 6,843 shares)                                                                                       $      27.48
                                                                                                                    ===============

Pro forma Combined- Class T Shares
    ($255,584 / 9,442 shares)                                                                                       $      27.07
                                                                                                                    ===============

* Investments in securities, at cost
Unaffiliated issuers                                      $  53,332,068          $ 121,344,653                      $174,676,721
                                                        ======================  =================                ==================
Affiliated issuers                                        $     904,800          $   4,103,800                      $  5,008,600
                                                        ======================  =================                ==================

** Adjustment to reflect the exchange of shares outstanding from Dreyfus Large Company Value Fund to Dreyfus Premier Strategic Value Fund.

See notes to unaudited pro forma financial statements.

Dreyfus Premier Strategic Value Fund
Pro Forma Statement of Assets and Liabilities (Unaudited)

From December 1, 2003 to November 30, 2004

                                                                                                        Dreyfus
                                                                                                        Premier
                                                                                                        Strategic
                                                   Dreyfus          Dreyfus                             Value Fund
                                                   Large            Premier                             Pro Forma
                                                   Company          Strategic                           Combined
                                                   Value Fund       Value Fund       Adjustments (a)    (Note 1)
                                                   ----------       ----------       -----------  --    --------

INVESTMENT INCOME:

INCOME:   Cash Dividends (net of
            $1,270 and $5,207 foreign
            taxes withheld at source)               $1,352,147      $1,640,994       $                  $2,9331,141
          Interest                                      24,086          28,202                               52,288
          Income on securities lending                   1,309          12,343                               13,652
                                                     ---------      ----------       ------------        ----------
               Total Income                          1,377,542       1,681,539                           3,059,081
                                                     ---------      ----------       ------------        ----------

EXPENSES: Management fee                               458,792         931,520                           1,390,312
          Custodian fees                                11,821          20,510                               32,331
          Shareholder servicing costs                                                                       875,223
          Registration fees                             19,818          59,059          (19,818)(b)          59,059
          Directors' fees and expenses                     668           2,413                                3,081
          Prospectus and shareholders'
            reports                                     13,985          20,567           (2,500)(b)          32,052
          Professional fees                             71,116          31,870          (50,000)(b)          52,986
          Distribution fees                               --            89,739                               89,739
          Interest expense                                 193             223                                  416
          Loan Commitment fees                               2               4                                    6
          Miscellaneous                                  3,938           5,350           (1,000)(b)           8,288
                                                     ---------      ----------       ---------           ----------
               Total Expenses                          836,613       1,780,198          (73,318)          2,543,493
                                                     ---------      ----------       ---------           ----------

          Less:
          Reduction in custody fees due
            to earnings credit                             155             --                                   155
                                                     ---------      ----------       ----------          ----------

                Net Expenses                           836,458       1,780,198         (73,318)          2,543,493
                                                     ---------      ----------       ----------          ----------

INVESTMENT INCOME (LOSS) - NET                         541,084         (98,659)         73,318             515,743
                                                     ---------      ----------       ----------          ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

               Net realized gain (loss) on
                 investments                          7,603,648      13,234.943                            20,838,591
               Net realized gain (loss) on
                 financial futures                      111,353             --                                111,352
               Net unrealized appreciation
                 (depreciation) on investments          391,515       6,435,000                             6,826,515
                                                      ---------      ----------        ---------           ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS                                          8,106,515      19,669,943                       27,776,458
                                                       ---------      ----------       ----------          ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS:                                 $8,647,599     $19,571,284          $73,318         $28,292,201
                                                      ==========     ===========        =========         ===========
(a)	Merger related expenses are excluded.

(b)	Reflects the adjustment of expenses to be commensurate with those of the combined fund.

See notes to unaudited pro forma financial statements.

DREYFUS GROWTH AND VALUE FUNDS, INC.: DREYFUS PREMIER STRATEGIC VALUE FUND
PRO FORMA STATEMENT OF INVESTMENTS
November 30, 2004 (Unaudited)

                                                                                                       DREYFUS
                                                                                                       PREMUER
                                               DREYFUS                     DREYFUS                     STRATEGIC
                                               LARGE                       PREMIER                     VALUE
                                               COMPANY                     STRATEGIC                   FUND--
                                               VALUE                       VALUE                       PRO FORMA
                                               FUND                        FUND                        (Note 1)
                                               --------                    ---------                   ---------
Common Stocks--97.7%                           Shares     Value ($)        Shares    Value ($)         Shares     Value ($)
                                               ------     --------         ------     --------         ------     --------
Banking--3.1%
Bank of America                                40,848     1,890,037        33,162     1,534,406        74,010     3,424,443
Wachovia                                       17,300       895,275        39,600     2,049,300        56,900     2,944,575
                                                          2,785,312                   3,583,706                   6,369,018

Basic Industry--1.4%
Air Products and Chemicals                      5,500       314,875        12,300       704,175        17,800     1,019,050
Bowater                                         2,300        93,173        14,300       579,293        16,600       672,466
CONSOL Energy                                   5,100       217,770        22,900       977,830        28,000     1,195,600
                                                            625,818                   2,261,298                   2,887,116

Beverages and Tobacco--1.3%
Altria Group                                   21,200     1,218,788        26,800     1,540,732        48,000     2,759,520

Broadcasting and Publishing--.8%
Fox Entertainment Group, Cl. A                  3,300 a      97,020        20,100 a     590,940        23,400 a    687,960
Time Warner                                    52,000 a     920,920                                    52,000 a    920,920
                                                          1,017,940                     590,940                  1,608,880

Capital Goods--11.1%
Eaton                                           9,400       633,560        20,200     1,361,480        29,600     1,995,040
Emerson Electric                               11,000       735,020        23,700     1,583,634        34,700     2,318,654
Fluor                                           2,400       124,560        15,000       778,500        17,400       903,060
NCR                                            46,700 a   2,789,391       103,700 a   6,194,001       150,400 a   8,983,392
Navistar International                          8,000 a     329,200        17,600 a,b   724,240        25,600 a   1,053,440
Rockwell Collins                                7,000       279,020        18,200       725,452        25,200     1,004,472
Tyco International                             12,000       407,640        12,000       407,640
United Technologies                            19,000     1,854,020        42,400     4,137,392        61,400     5,991,412
                                                          7,152,411                  15,504,699                  22,657,110
Chemicals--2.4%
Lyondell Chemical                              18,900       530,334        40,600     1,139,236        59,500     1,669,570
NOVA Chemicals                                  3,800       176,168        23,500     1,089,460        27,300     1,265,628
Westlake Chemical                              20,500       643,495        44,000     1,381,160        64,500     2,024,655
                                                          1,349,997                   3,609,856                   4,959,853

Consumer Durables--.3%
Maytag                                          4,500        90,450        27,800       558,780        32,300       649,230

Consumer Non-Durables--5.9%
Colgate-Palmolive                               4,800       220,752        29,500     1,356,705        34,300     1,577,457
Del Monte Foods                                57,100 a     619,535       122,700 a   1,331,295       179,800 a   1,950,830
Jones Apparel Group                             4,000       142,120        24,700       877,591        28,700     1,019,711
Kraft Foods, Cl. A                             18,900 b     646,380        40,600 b   1,388,520        59,500     2,034,900
NIKE, Cl. B                                     9,800       829,668        21,100     1,786,326        30,900     2,615,994
Newell Rubbermaid                               7,300       168,484        44,700     1,031,676        52,000     1,200,160
Polo Ralph Lauren                              13,500       531,765        29,000     1,142,310        42,500     1,674,075
                                                          3,158,704                   8,914,423                  12,073,127

Consumer Services--10.7%
Abercrombie & Fitch, Cl. A                     15,400       701,470        33,100     1,507,705        48,500     2,209,175
Advance Auto Parts                              8,000 a     330,080        18,900 a     779,814        26,900 a   1,109,894
Cendant                                         4,600       104,282        28,500       646,095        33,100       750,377
Circuit City Stores- Circuit City Group        27,700       431,843        59,500       927,605        87,200     1,359,448
Clear Channel Communications                   33,700     1,135,016       120,000     4,041,600       153,700     5,176,616
DST Systems                                     2,500 a     121,875        15,400 a     750,750        17,900 a     872,625
Liberty Media, Cl. A                           51,600 a     533,028       143,900 a   1,486,487       195,500 a   2,019,515
Liberty Media International, Cl. A              2,400 a     103,344        14,848 a     639,355        17,248 a     742,699
McDonald's                                     15,700       482,618        33,700     1,035,938        49,400     1,518,556
Omnicom Group                                  11,200       907,200        25,000     2,025,000        36,200     2,932,200
Too                                             8,500 a     215,900        44,700 a   1,135,380        53,200 a   1,351,280
Viacom, Cl. B                                  16,000       555,200        39,200     1,360,240        55,200     1,915,440
                                                          5,621,856                  16,335,969                  21,957,825

Energy--11.3%
BP, ADR                                        15,500       950,925        33,400     2,049,090        48,900     3,000,015
ChevronTexaco                                  22,000     1,201,200        48,678     2,657,819        70,678     3,859,019
ConocoPhillips                                  6,900       627,831        15,400     1,401,246        22,300     2,029,077
ENSCO International                            25,800       807,798        55,500     1,737,705        81,300     2,545,503
Exxon Mobil                                    60,742     3,113,028        61,198     3,136,398       121,940     6,249,426
Kerr-McGee                                     15,800       983,234        34,000     2,115,820        49,800     3,099,054
Williams Cos                                   43,800       730,146        94,200     1,570,314       138,000     2,300,460
                                                          8,414,162                  14,668,392                  23,082,554

Financial Services--23.4%
Alliance Capital Management                    16,400       650,096        35,200 b   1,395,328        51,600     2,045,424
American Express                                6,400       356,544        13,000       724,230        19,400     1,080,774

American International Group                    9,829       622,667        21,800     1,381,030        31,629     2,003,697
Chubb                                          12,600       960,246        27,000     2,057,670        39,600     3,017,916
Citigroup                                      45,207     2,023,013       100,607     4,502,163       145,814     6,525,176
Countrywide Financial                          10,800       358,668        10,800       358,668
Federal National Mortgage Association          10,200       700,740        22,200     1,525,140        32,400     2,225,880
Fidelity National Financial                     2,700       115,803        16,700       716,263        19,400       832,066
Federal Home Loan Mortgage                     14,000       955,640        30,000     2,047,800        44,000     3,003,440
Genworth Financial, Cl. A                      39,600     1,041,480        85,200     2,240,760       124,800     3,282,240
Goldman Sachs Group                             6,400       670,464        15,600     1,634,256        22,000     2,304,720
JPMorgan Chase & Co.                           36,376     1,369,556        78,200     2,944,230       114,576     4,313,786
Janus Capital Group                             7,300       120,815        44,600       738,130        51,900       858,945
Knight Trading Group, Cl. A                    27,600 a     314,916        66,200 a     755,342        93,800 a   1,070,258
Lehman Brothers Holdings                        1,400       117,292         8,500       712,130         9,900       829,422
MBIA                                            1,800       107,928        10,900       653,564        12,700       761,492
Merrill Lynch & Co.                            17,000       947,070        36,400     2,027,844        53,400     2,974,914
Morgan Stanley                                 10,200       517,650        26,300     1,334,725        36,500     1,852,375
PMI Group                                      32,400     1,334,232        72,200     2,973,196       104,600     4,307,428
PNC Financial Services Group                   11,200       609,280        24,000     1,305,600        35,200     1,914,880
Prudential Financial                            2,400       117,480        15,000       734,250        17,400       851,730
Wells Fargo & Co.                              22,600     1,396,002                                    22,600     1,396,002
                                                         15,407,582                  32,403,651                  47,811,233

Health Care--6.6%
Boston Scientific                              17,500 a     609,175        38,700 a   1,347,147        56,200 a   1,956,322
Caremark Rx                                    3,300  a     118,008        20,500 a     733,080        23,800 a     851,088
IVAX                                           35,750 a     558,058        93,825 a   1,464,608       129,575 a   2,022,666
Medco Health Solutions                         30,300 a   1,142,916        65,200 a   2,459,344        95,500 a   3,602,260
Merck & Co.                                    10,500       294,210        25,800       722,916        36,300     1,017,126
PerkinElmer                                    31,200       665,496        67,000     1,429,110        98,200     2,094,606
Schering-Plough                                29,300       523,005        75,600     1,349,460       104,900     1,872,465
                                                          3,910,868                   9,505,665                  13,416,533
Insurance--1.5%
Endurance Specialty Holdings                   15,500       520,335        33,350     1,119,559        48,850     1,639,894
Reinsurance Group of America                    9,900       459,558        22,000     1,021,240        31,900     1,480,798
                                                            979,893                   2,140,799                   3,120,692

Merchandising--.8%
Foot Locker                                    18,800       488,424        40,500     1,052,190        59,300     1,540,614

Technology--6.4%
Agere Systems, Cl. A                           90,800 a     124,396       557,400 a     763,638       648,200 a     888,034
Automatic Data Processing                      17,900       814,987        38,400     1,748,352        56,300     2,563,339
Ceridian                                        5,000 a      94,550        30,600 a     578,646        35,600 a     673,196
Comverse Technology                            14,000 a     297,780        31,300 a     665,751        45,300 a     963,531
Fairchild Semiconductor International          20,400 a     312,120        45,300 a     693,090        65,700 a   1,005,210
International Business Machines                 8,900       838,736        19,100     1,799,984        28,000     2,638,720
Microsoft                                      21,100       565,691        45,300     1,214,493        66,400     1,780,184
Parametric Technology                          16,000 a      93,600        98,400 a     575,640       114,400 a     669,240
Solectron                                      20,200 a     126,250       124,300 a     776,875       144,500 a     903,125
SunGard Data Systems                           13,000 a     344,630        26,900 a     713,119        39,900 a   1,057,749
                                                          3,612,740                   9,529,588                  13,142,328

Telecommunications--1.1%
Sprint (FON Group)                             31,600       720,796        67,900     1,548,799        99,500     2,269,595

Transportation--.7%
CSX                                             3,200       122,016        19,800       754,974        23,000       876,990
Union Pacific                                   2,000       126,880         6,400       406,016         8,400       532,896
                                                            248,896                   1,160,990                   1,409,886

Utilities--8.9%
ALLTEL                                         11,200       634,928        24,100     1,366,229        35,300     2,001,157
Calpine                                        56,100 a,b   217,668       270,300 a,b 1,048,764       326,400 a   1,266,432
Edison International                           20,300       647,570        43,600     1,390,840        63,900     2,038,410
Entergy                                        15,400       998,228        33,100     2,145,542        48,500     3,143,770
Exelon                                         22,500       938,475        50,300     2,098,013        72,800     3,036,488
PG&E                                            8,100 a     269,406        17,400 a     578,724        25,500 a     848,130
PPL                                             1,700        88,315        10,500       545,475        12,200       633,790
TXU                                             4,700       295,254        10,500       659,610        15,200       954,864
Verizon Communications                         32,000     1,319,360        70,800     2,919,084       102,800     4,238,444
                                                          5,409,204                  12,752,281                  18,161,485

Total Common Stocks
  (cost $52,598,779; $119,014,516 and $171,613,295)      62,213,841                 137,662,758                 199,876,599

                                            Principal                  Principal                      Principal
Short-Term Investments--1.5%                Amount ($)     Value ($)   Amount ($)      Value ($)      Amount ($)        Value ($)
                                            -----------    --------    ----------      ---------      ----------        ---------
U.S. Treasury Bills:
1.525%, 12/9/2004                                                       632,000         631,734           632,000           631,734
1.64%, 12/16/2004                              384,000      383,689   1,000,000         999,190         1,384,000         1,382,879
1.675%, 12/23/2004                             350,000      349,573     700,000         699,146         1,050,000         1,048,719
Total Short-Term Investments
 (cost $733,289; $2,330,137 and
  $3,063,426)                                               733,262                   2,330,070                           3,063,332

Investment of Cash Collateral
for Securities Loaned--2.4%                  Shares         Value ($)   Shares         Value ($)        Shares          Value ($)
                                             ------         ---------   ------         ---------        -------         -------
Registered Investment Company;

Dreyfus Institutional Cash Advantage Fund
(cost $904,800; $4,103,800 and $5,008,600)   904,800 c       904,800    4,103,800 c      4,103,800      5,008,600 c       5,008,600

Total Investments--101.6%
(cost $54,236,868; $125,448,453 and
  $179,685,321)                                           63,851,903                   144,096,628                      207,948,531

Liabilities, Less Cash and Receivables
  --(1.6%)                                                  (532,512)                   (2,799,470)                      (3,331,982)

Net Assets--100%                                           63,319,391                  141,297,158                      204,616,549

Note 1--Management does not anticipate having to sell any securities as a result of the Reorganization.

a	Non-income producing.
b	All or a portion of these securities are on loan. At November 30, 2004, the total market value of the fund's securities on loan and the total market value of the collateral held by Dreyfus Large Company Value Fund amounted to $864,048 and $904,800, respectively. At November 30, 2004, the total market value of the fund's securities on loan and the total market value of the collateral held by Dreyfus Premier Strategic Value Fund amounted to $3,959,689 and $4,103,800, respectively.
c	Investment in affiliated money market mutual fund.

See notes to pro forma financial statements.

Dreyfus Premier Strategic Value Fund
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

           At a regularly scheduled meeting of the Board held on December 14, 2004, the Board of Directors of Dreyfus Growth and Value Funds, Inc., approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of Dreyfus Large Company Value Fund (the "Fund"), the Fund will transfer all of its assets, subject to its liabilities, to Dreyfus Premier Strategic Value Fund (the "Acquiring Fund"), a series of Dreyfus Growth and Value Funds, Inc. Fund shares will be exchanged for a number of Class A shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund Class A shares then will be distributed to the Fund shareholders on a pro rata basis in liquidation of the Fund.

           The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at November 30, 2004. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended November 30, 2004. These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated in accordance with U.S. generally accepted accounting principles. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are August 31 for the Acquiring Fund and August 31 for the Fund.

           The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Fund's and Acquiring Fund's Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at November 30, 2004. The pro forma financial statements were prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed merger, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

           Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Financial futures are valued at the last sales price.

NOTE 3--Capital Shares:

           The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at November 30, 2004 by the Class A net asset value per share of the Acquiring Fund on November 30, 2004.

NOTE 4--Pro Forma Operating Expenses:

           The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on December 1, 2003.

NOTE 5--Federal Income Taxes:

           Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

          The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

DREYFUS GROWTH AND VALUE FUNDS, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A, filed December 23, 2003.

Item 16	Exhibits. All references are to Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A, filed on June 25, 2004 (File No. 33-51061) (the "Registration Statement") unless otherwise noted.

(1)(a)	Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit 1 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993, and Exhibit (1)(b) of Post Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995 and Exhibit (a)(1) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on April 2, 2001.

(2)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 25, 2000.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 62 to the Registration Statement.

(6)(b)	Sub-Investment Advisory Agreement between The Dreyfus Corporation and Franklin Portfolio Associates, LLC, is incorporated by reference to Exhibit (f)(1) of Post-Effective Amendment No. 59 to the Registration Statement, filed on December 23, 2003.

(6)(c)	Sub-Investment Advisory Agreement between The Dreyfus Corporation and The Boston Company Asset Management, LLC is incorporated by reference to Exhibit (f)(2) of Post-Effective Amendment No. 62 to the Registration Statement.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 62 to the Registration Statement.

(8)	Not Applicable.

(9)(a)	Amended Custody Agreement and Amendment to Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 59 to the Registration Statement, filed on December 23, 2003.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 62 to the Registration Statement.

(10)(b)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 62 to the Registration Statement.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 62 to the Registration Statement.

(11)(a)	Opinion of Registrant's counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 25, 2000.

(11)(b)	Consent of Registrant's counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consents of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)	Forms of Proxy.*

__________

*	Filed herewith.

**	To be filed by Post-Effective Amendment.

***	Filed as part of signature page.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 15th day of December, 2004.

DREYFUS GROWTH AND VALUE FUNDS, INC. (Registrant) By: /s/ Stephen E. Canter Stephen E. Canter, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Steven F. Newman, Robert R. Mullery, Jeff Prusnofsky and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ Stephen E. Canter Stephen E. Canter	President (Principal Executive Officer)	12/15/04

/s/ James Windels James Windels	Treasurer (Principal Accounting and Financial Officer)	12/15/04

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	12/15/04

/s/ David P. Feldman David P. Feldman	Board Member	12/15/04

/s/ Ehud Houminer Ehud Houminer	Board Member	12/15/04

/s/ Gloria Messinger Gloria Messinger	Board Member	12/15/04

/s/ John Szarkowski John Szarkowski	Board Member	12/15/04

/s/ Anne Wexler Anne Wexler	Board Member	12/15/04

Exhibit Index

(11)(b) (14)	Consent of Registrant's Counsel Consents of Independent Registered Public Accounting Firm